SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MODINE MFG COMPANY

          GABELLI INTERNATIONAL LTD
                                 2/26/98            1,000-           34.9375
          GABELLI FUNDS, INC.
               THE GABELLI EQUITY TRUST,INC.
                                 3/16/98            1,500            34.1650
               THE GABELLI ASSET FUND
                                 3/16/98           10,000            34.1650
                                 2/25/98            5,000            34.7500
          GAMCO INVESTORS, INC.
                                 3/16/98              500            34.3750
                                 3/16/98            3,000            34.2500
                                 3/16/98           15,000            34.0917
                                 3/12/98            5,000            34.3750
                                 3/12/98           25,873            34.4593
                                 3/12/98           35,000            34.1821
                                 3/12/98           25,873-           34.4611
                                 3/11/98            2,300            34.5000
                                 3/11/98           25,873            34.4611
                                 3/11/98            5,500            34.3750
                                 3/11/98              300            34.7500
                                 3/11/98           23,827            34.3626
                                 3/11/98           25,873-           34.4593
                                 3/11/98              300-           34.7500
                                 3/11/98              300-           34.5000
                                 3/10/98            3,000            34.3750
                                 3/10/98           26,373            34.4593
                                 3/10/98           19,000            34.5000
                                 3/10/98            7,000            34.2500
                                 3/09/98              600            34.7500
                                 3/09/98            2,300            34.5000
                                 3/09/98            7,000-             *DO
                                 3/09/98           74,500            34.4502
                                 3/06/98           34,500            34.3091
                                 3/05/98           30,200            34.3750
                                 3/04/98            1,000-           35.0000
                                 3/03/98            3,000              *DI
                                 3/02/98           15,600            34.9032
                                 2/27/98              500            34.8750
                                 2/27/98              800            34.2500






                                                SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MODINE MFG COMPANY

          GAMCO INVESTORS, INC.
                                 2/27/98           22,400            34.8019
                                 2/27/98              800-           34.2500
                                 2/26/98            2,800            34.7054
                                 2/25/98            4,456-             *DO
























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.